UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 14, 2026
DEXCOM, INC.
(Exact Name of the Registrant as Specified in Its Charter)

Delaware	000-51222	33-0857544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)
(858) 200-0200
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DXCM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 7.01.    REGULATION FD DISCLOSURE.
On May 14, 2026, DexCom, Inc. (“Dexcom”) held its 2026 Investor Day in Mesa, Arizona, discussing, among other things, information regarding Dexcom’s market opportunities, business strategy, innovation efforts, and long-term financial outlook. Dexcom also posted to its investor relations website an investor presentation used in the 2026 Investor Day event, as well as a replay of the live webcast. The information contained in such website is not part of this Form 8-K.
In addition, Dexcom announced new long-range financial targets at its 2026 Investor Day at the following levels:
•Organic Revenue growth of 10%+ every year through 2030
•2030 Non-GAAP Gross Profit Margin of 67-69%
•2030 Non-GAAP Operating Profit Margin of 29-30%
•2030 Adjusted EBITDA Margin of 36-37%
The information in this Item 7.01 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. The information contained herein is not incorporated by reference in any filing of Dexcom under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof except as shall be expressly set forth by specific reference in such a filing.
Statement Regarding Use of Non-GAAP Financial Measures
This Form 8-K includes non-GAAP financial measures. We have not reconciled our Organic Revenue growth, Non-GAAP Gross Profit Margin, Non-GAAP Operating Margin, and Adjusted EBITDA Margin long range financial targets because certain items that impact these figures are uncertain or out of our control and cannot be reasonably predicted. Accordingly, a reconciliation of Organic Revenue growth, Non-GAAP Gross Profit Margin, Non-GAAP Operating Margin, and Adjusted EBITDA Margin is not available without unreasonable effort. The definitions of the non-GAAP financial metrics included herein may be found in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on February 12, 2026.
ITEM 8.01.     OTHER EVENTS.
On May 14, 2026, Dexcom announced that its Board of Directors authorized and approved a share repurchase program of up to $1.0 billion of Dexcom’s outstanding common stock, par value $0.001 per share (“Common Stock”), with a repurchase period ending no later than June 30, 2027 (the “Share Repurchase Program”). In connection with the approval of the Share Repurchase Program, the Board of Directors terminated its existing share repurchase program, of which $250.0 million remained available to be repurchased under the program.
Repurchases of Common Stock under the Share Repurchase Program may be made from time to time in the open market, in privately negotiated transactions or by other methods, including through the use of trading plans intended to qualify under Rule 10b5-1 under the Exchange Act, at Dexcom’s discretion, and in accordance with the limitations set forth in Rule 10b-18 promulgated under the Exchange Act and other applicable federal and state laws and regulations. The timing of any repurchases will depend on market conditions and will be made at Dexcom’s discretion.
The Share Repurchase Program does not obligate Dexcom to repurchase any dollar amount or number of shares of Common Stock, and the program may be extended, modified, suspended, or discontinued at any time.
Cautionary Statement Regarding Forward Looking Statements
This Form 8-K contains forward-looking statements that are not purely historical regarding Dexcom’s or its management’s intentions, beliefs, expectations and strategies for the future, including those related to Dexcom’s future operating results and financial position, including Organic Revenue growth, Non-GAAP Gross Profit Margin, Non-GAAP Operating Margin, and Adjusted EBITDA Margin long range financial targets; and potential business plans and opportunities. All forward-looking statements included in this Form 8-K are made as of the date of this Form 8-K, based on information currently available to Dexcom as of the date hereof. Forward-looking statements deal with future events and are therefore subject to various risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements. The risks and uncertainties that may cause actual results to differ materially from Dexcom’s current expectations are more fully described in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Dexcom’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings filed with the Securities and Exchange Commission. Except as required by law, Dexcom assumes no obligation to update any such forward-looking statement after the date of this communication or to conform these forward-looking statements to actual results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEXCOM, INC.

By:	/s/ JEREME SYLVAIN Jereme Sylvain Executive Vice President, Chief Financial Officer

Date:	May 14, 2026